Accounts receivable from subscribers, distributors, recoverable taxes contractual assets and other, net, Analysis of Accounts Receivable by Component (Details) $ in Thousands, $ in Millions	Dec. 31, 2024 MXN ($)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 MXN ($)	Dec. 31, 2022 MXN ($)
Accounts Receivable by Component [Abstract]
Subscribers and distributors	$ 170,242,307		$ 156,569,986
Telecommunications carriers for network interconnection and other services	3,837,362		2,960,653
Recoverable taxes	50,900,914		57,501,535
Sundry debtors	11,838,770		12,302,877
Contract assets	31,230,793		25,062,219	$ 28,573,717
Allowance of expected credit losses	(37,533,735)		(38,194,997)
Total net	230,516,411		216,202,273
Non-current subscribers, distributors and contractual assets	9,394,158	$ 463	9,400,123
Total current subscribers, distributors and contractual assets	$ 221,122,253	$ 10,910	$ 206,802,150